MASSACHUSETTS INVESTORS GROWTH STOCK FUND *

                      Supplement to the Current Prospectus

Effective October 31, 2003, the Portfolio Manager section of the prospectus is hereby restated as follows:

         This fund is managed by a team of portfolio managers comprised of Stephen Pesek and S. Irfan Ali, each an MFS Senior Vice President, and Gregory Locraft, an MFS Vice President. These individuals have each been a portfolio manager of the fund since: Mr. Pesek -- 1999, Mr. Ali and Mr. Locraft - October 31, 2003, and each has been employed in the MFS investment management area since: Mr. Pesek - 1994, Mr. Ali - 1993 and Mr. Locraft - 1998.

Members of the team may change from time to time, and a current list of team members is available on the MFS website at www.mfs.com.

                The date of this Supplement is November 24, 2003.

* El presente Suplemento tambien se encuentra disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.